EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard International Equity Funds
File Number: 811-5972
Registrant CIK Number: 0000857489


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


Series 1

SEC Identifier S000005787(Vanguard European Stock Index Fund)
Class 1 SEC Identifier C000015903
Class 2 SEC Identifier C000015904
Class 3 SEC Identifier C000015905
Class 4 SEC Identifier C000015906
Class 5 SEC Identifier C000038995


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $39,214
2. Dividends for a second class of open-end company shares                                                          $127,944
3. Dividends for a third class of open-end company shares                                                           $24,552
4. Dividends for a fourth class of open-end company shares                                                          $130,385
5. Dividends for a fifth class of open-end company shares							    $11,677

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.007
        2. Dividends from a second class of open-end company shares                                                 $2.862
        3. Dividends from a third class of open-end company shares                                                  $1.228
	4. Dividends from a fourth class of open-end company shares                                                 $2.306
	5. Dividends from a fifth class of open-end company shares                                                  $1.115

Item 74

U)      1. Number of shares outstanding                                                                              38,256
        2. Number of shares outstanding for a second class of shares of open-end company shares                      45,902
        3. Number of shares outstanding for a third class of shares of open-end company shares                       23,224
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      63,680
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                       11,015

V)      1. Net asset value per share (to the nearest cent)                                                           30.06
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              70.05
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               29.88
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              56.03
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)               27.10


Series 2

SEC Identifier S000005788(Vanguard Pacific Stock Index Fund)
Class 1 SEC Identifier C000015907
Class 2 SEC Identifier C000015908
Class 3 SEC Identifier C000015909
Class 4 SEC Identifier C000015910
Class 5 SEC Identifier C000038996


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $16,209
2. Dividends for a second class of open-end company shares                                                          $61,136
3. Dividends for a third class of open-end company shares                                                           $15,525
4. Dividends for a fourth class of open-end company shares                                                          $60,868
5. Dividends for a fifth class of open-end company shares                                                           $6,438

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.330
        2. Dividends from a second class of open-end company shares                                                 $2.751
        3. Dividends from a third class of open-end company shares                                                  $0.424
	4. Dividends from a fourth class of open-end company shares                                                 $2.243
	5. Dividends from a fifth class of open-end company shares                                                  $0.961

Item 74

U)      1. Number of shares outstanding                                                                              48,698
        2. Number of shares outstanding for a second class of shares of open-end company shares                      23,501
        3. Number of shares outstanding for a third class of shares of open-end company shares                       37,502
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      28,550
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                       6,666

V)      1. Net asset value per share (to the nearest cent)                                                           10.96
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              71.18
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               10.89
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              57.57
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)               24.72


Series 3

SEC Identifier S000005786(Vanguard Emerging Markets Stock Index Fund)
Class 1 SEC Identifier C000015900
Class 2 SEC Identifier C000015901
Class 3 SEC Identifier C000015902
Class 4 SEC Identifier C000035633
Class 5 SEC Identifier C000038994
Class 6 SEC Identifier C000096106

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $45,629
2. Dividends for a second class of open-end company shares                                                          $54.245
3. Dividends for a third class of open-end company shares                                                           $754,418
4. Dividends for a fourth class of open-end company shares                                                          $125,032
5. Dividends for a fifth class of open-end company shares                                                           $11,188
6. Dividends for a sixth class of open-end company shares							    $1,323

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.434
        2. Dividends from a second class of open-end company shares                                                 $0.528
        3. Dividends from a third class of open-end company shares                                                  $0.815
	4. Dividends from a fourth class of open-end company shares                                                 $0.653
	5. Dividends from a fifth class of open-end company shares                                                  $0.644
	6. Dividends from a sixth class of open-end company shares						    $1.754

Item 74

U)      1. Number of shares outstanding                                                                             104,823
        2. Number of shares outstanding for a second class of shares of open-end company shares                     52,921
        3. Number of shares outstanding for a third class of shares of open-end company shares                      977,263
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     193,432
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                      19,142
	6. Number of shares outstanding for a sixth class of shares of open-end company shares			    18,840

V)      1. Net asset value per share (to the nearest cent)                                                          31.95
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             31.95
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              50.50
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             42.00
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)              40.39
	6. Net asset value per share of a sixth class of open-end company shares (to the nearest cent)		    106.31


Series 4

SEC Identifier S000015871 (Vanguard FTSE All-World ex-US Index Fund)
Class 1 SEC Identifier C000043571
Class 2 SEC Identifier C000043573
Class 3 SEC Identifier C000043572
Class 4 SEC Identifier C000096109

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $31,143
2. Dividends for a second class of open-end company shares                                                          $91,968
3. Dividends for a third class of open-end company shares                                                           $143,060
4. Dividends for a fourth class of open-end company shares                                                          $3,069

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.384
        2. Dividends from a second class of open-end company shares                                                 $2.072
        3. Dividends from a third class of open-end company shares                                                  $1.019
	4. Dividends from a fourth class of open-end company shares                                                 $2.177

Item 74

U)      1. Number of shares outstanding                                                                             87,058
        2. Number of shares outstanding for a second class of shares of open-end company shares                     44,753
        3. Number of shares outstanding for a third class of shares of open-end company shares                      153,089
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     5,372

V)      1. Net asset value per share (to the nearest cent)                                                          20.32
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             101.94
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              51.73
        4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             107.98


Series 5

SEC Identifier S000022482 (Vanguard Total World Stock Index Fund)
Class 1 SEC Identifier C000065037
Class 2 SEC Identifier C000065039
Class 3 SEC Identifier C000065038

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $4,815
2. Dividends for a second class of open-end company shares                                                          $1,119
3. Dividends for a third class of open-end company shares                                                           $16,015

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.350
        2. Dividends from a second class of open-end company shares                                                 $1.925
        3. Dividends from a third class of open-end company shares                                                  $.918

Item 74

U)      1. Number of shares outstanding                                                                             15,560
        2. Number of shares outstanding for a second class of shares of open-end company shares                     861
        3. Number of shares outstanding for a third class of shares of open-end company shares                      19,462

V)      1. Net asset value per share (to the nearest cent)                                                          21.09
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             105.79
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              51.79


Series 6

SEC Identifier S000025074 (Vanguard FTSE All-World ex-US Small-Cap Index Fund)
Class 1 SEC Identifier C000074579
Class 2 SEC Identifier C000074580
Class 3 SEC Identifier C000074581

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $4,104
2. Dividends for a second class of open-end company shares                                                          $553
3. Dividends for a third class of open-end company shares                                                           $15,842

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.782
        2. Dividends from a second class of open-end company shares                                                 $4.143
        3. Dividends from a third class of open-end company shares                                                  $2.182

B)      1. Distributions of capital gains                                                                           $.291
        2. Distributions of capital gains from a second class of open-end company shares                            $1.459
        3. Distributions of capital gains from a third class of open-end company shares                             $.763


Item 74

U)      1. Number of shares outstanding                                                                             6,365
        2. Number of shares outstanding for a second class of shares of open-end company shares                     138
        3. Number of shares outstanding for a third class of shares of open-end company shares                      9,576

V)      1. Net asset value per share (to the nearest cent)                                                          40.56
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             203.52
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              106.42


Series 7

SEC Identifier S000030007 (Vanguard Global ex-U.S. Real Estate Index Fund)
Class 1 SEC Identifier C000092023
Class 2 SEC Identifier C000092024
Class 3 SEC Identifier C000092026
Class 4 SEC Identifier C000092025

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $143
2. Dividends for a second class of open-end company shares                                                          $582


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.174
        2. Dividends from a second class of open-end company shares                                                 $.447


Item 74

U)      1. Number of shares outstanding                                                                             1,882
        2. Number of shares outstanding for a second class of shares of open-end company shares                     176
        3. Number of shares outstanding for a third class of shares of open-end company shares                      73
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     2,904

V)      1. Net asset value per share (to the nearest cent)                                                          21.01
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             31.82
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              106.03
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             52.51

